Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Debt Fund
Hatteras Long/Short Equity Fund
Hatteras Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

July 25, 2014

Supplement to the Prospectuses and
Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

The following information supplements the sections titled “Investment Sub-Advisors to Underlying Funds” beginning on page 41 of the Prospectus for Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Debt Fund, Hatteras Long/Short Equity Fund and Hatteras Managed Futures Fund (the “Combined Prospectus”) and page 10 of the Prospectus for Hatteras Hedged Strategies Fund (the “Hedged Prospectus”).

Moab Capital Partners, LLC
Addition of Sub-Advisor

Effective immediately, the Board of Trustees has appointed Moab Capital Partners, LLC (“Moab”) as Sub-Advisor to the Underlying Funds Trust to manage a portion of the Underlying Funds’ assets.  The appointment of Moab does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new Sub-Advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Additionally, the first paragraph on page 70 of the Combined Prospectus and page 24 of the Hedged Prospectus is revised to read as follows:

Each of the Sub-Advisors listed below relies upon its respective advisory group for the day-to-day management of the portion of each Underlying Fund’s portfolio that it manages.  The Advisor will pay the Sub-Advisors monthly an annual fee based upon the net assets of each Underlying Fund allocated to that Sub-Advisor and may reimburse certain third-party legal or consulting expenses related to the selection and management of certain types of investments for the Underlying Funds from the 1.75% management fee paid to the Advisor pursuant to the Underlying Funds Trust Advisory Agreement.  The Funds are not responsible for the payment of this Sub-Advisory fee.

Additionally, the sections on pages 69–73 of the Combined Prospectus, pages 23–27 of the Hedged Prospectus and pages 37–41 of the SAI, describing the sub-advisors to the Underlying Funds, are amended to add the following:

Moab Capital Partners, LLC
The Advisor has entered into a Sub-Advisory Agreement with Moab Capital Partners, LLC (“Moab”) to manage a portion of the Event Driven Portfolio.  Moab is located at 15 East 62nd Street, New York, New York, 10065 and is a registered investment adviser. Moab provides investment advisory services to high net worth individuals, pooled investment vehicles and general partnerships.

Please retain this Supplement with your
Prospectuses and SAI for future reference.

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Debt Fund
Hatteras Long/Short Equity Fund
Hatteras Hedged Strategies Fund
Hatteras Managed Futures Strategies Fund
(the “Funds”)

each a series of Hatteras Alternative Mutual Funds Trust

No Load | Class A | Class C | Institutional Class

July 25, 2014

Supplement to the Summary Prospectuses, Prospectuses
and Statement of Additional Information (“SAI”)
dated April 30, 2014, as previously supplemented

Effective immediately, Robert Murphy no longer serves as a portfolio manager for the Funds. The Funds continue to be managed by Michael P. Hennen and Roger Tyler Powers, III. All references to Mr. Murphy in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety and should be disregarded.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.